Exhibit 10.23

COLLATERAL PLEDGE AGREEMENT

This COLLATERAL PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), dated as of October 13 2021, is made by and between Tempo Automation, Inc., a Delaware corporation (“Borrower” and together with any other Person that signs below as a “Pledgor” or joins this Pledge Agreement as a Pledgor in accordance with Section 25, collectively, the “Pledgors” and each a “Pledgor”) and Ocean II PLO LLC, a California limited liability company, for itself and as agent for others (“Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of the date hereof, by and among Borrower, Agent and lender(s) from time to time party thereto, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LSA”), such lenders (the “Lenders”) have agreed to make a Term Loan to Borrower on the terms and conditions set forth in the LSA;

WHEREAS, in order to induce Agent and Lenders to enter into the LSA and other Loan Documents and to induce Lenders to make the Term Loan provided for in the LSA, each Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith;

NOW, THEREFORE, in consideration of the premises, to induce Lenders to enter into the LSA, to induce Lenders to make the Loans to Borrower thereunder, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors, jointly and severally, hereby agree with Agent as follows:

1.       Definitions. Unless otherwise defined herein, terms defined in the LSA are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Act” means the provisions of the Securities Act of 1933, as amended from time to time, and any successor statute thereof.

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Equity Interests” mean “shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, and any option, warrant, convertible debt or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest, provided that in the case of any convertible debt, such convertible debt shall be required to be Subordinated Debt.

“Pledge Agreement” has the meaning set forth in the preamble hereto.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Entity” means an issuer of Pledged Securities or Pledged Indebtedness.

“Pledged Indebtedness” means any Indebtedness evidenced by promissory notes and instruments with an individual face value in excess of Two Hundred Fifty Thousand Dollars ($250,000) listed on Schedule I hereto.

“Pledged Securities” means all Equity Interests of a Pledged Entity now owned or hereafter acquired by a Pledgor, including without limitation those Equity Interests listed on Schedule I.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

“Termination Date” means the date of indefeasible payment in full in cash of the Secured Obligations.

2.       Pledge. Each Pledgor hereby pledges and grants to Agent, for its benefit and for the benefit of Lenders a first priority security interest in all of the following property of such Pledgor, whether now existing or hereafter arising or acquired (collectively, the “Pledged Collateral”):

(a) the Pledged Securities and all documents and certificates representing or evidencing the Pledged Securities, all rights, privileges, authority and powers of Pledgor as owner or holder of the Pledged Securities (including rights arising under the bylaws, articles and similar organizational documents) and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities and all rights to receive payment of principal and interest on loans made by Pledgor to Pledged Entity and all books, records and documents pertaining to the foregoing;

(b) any additional Equity Interests of a Pledged Entity from time to time acquired by Pledgor in any manner (which Equity Interests shall be deemed to be part of the Pledged Securities), and the certificates representing such additional Equity Interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests;

(c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

(d) all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Indebtedness.

provided, that the grant of a security interest herein shall not extend to and the term “Pledged Collateral” shall not include any assets of any Pledgor that are specifically excluded from the definition of “Collateral” in the LSA.

3.       Security for Obligations. This Pledge Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the LSA and the other Loan Documents and all Obligations of each Pledgor now or hereafter existing under this Pledge Agreement including, without limitation, all reasonable fees, costs and expenses of Agent and Lenders in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

2

4.       Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to Agent for its benefit and the benefit of Lenders. All certificated Pledged Securities shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the applicable Pledgor.

5.       Control Agreement with Issuer. Except for Pledged Collateral held in any Securities Account, if any Pledged Collateral constitutes uncertificated ownership interests, each Pledgor shall cause each Pledged Entity to duly authorize, execute, and deliver to Agent on the date hereof an agreement for the benefit of Agent and Lenders substantially in the form of Exhibit B (appropriately completed to the satisfaction of Agent and with such modifications, if any, as shall be satisfactory to Agent) pursuant to which each Pledged Entity agrees to comply with any and all instructions regarding the Pledged Securities originated by Agent without further consent by any Pledgor and not to comply with instructions regarding the Pledged Securities originated by any other Person.

6.       Representations and Warranties. Each Pledgor represents and warrants to Agent that:

(a) Such Pledgor is, and at the time of delivery of the Pledged Securities to Agent will be, the holder of record and the sole beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any Lien , voting trust agreements or other pledges thereon or affecting the title thereto, except for Permitted Liens, including any Lien created by this Pledge Agreement; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for Permitted Liens, including any Lien created by this Pledge Agreement;

(b) All of the Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by the obligor and is the legal, valid and binding obligations of the obligor under such Pledged Indebtedness, and neither the obligor nor Pledgor is in default thereunder; provided that with respect to the Pledged Indebtedness where the obligor thereof is not a party to this Agreement, Pledgor’s representations and warranties in this clause (b) shall be limited to Pledgor’s Knowledge;

(c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent, as provided herein;

(d) None of the Pledged Securities or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) All of the Pledged Securities are listed on Schedule I, are presently owned by such Pledgor and are either presently represented by the certificates listed on Schedule I hereto, or if there is no certificate, it is so noted. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Securities;

(f) No consent, approval, authorization or other order or other action (other than any already taken) by, and, other than the filing of UCC financing statements, no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor, or (ii) for Agent’s exercise of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or as outlined in the subordination agreement, intercreditor agreement or other such agreement between Agent, Lenders and Silicon Valley Bank;

3

(g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Pledge Agreement will create, upon delivery, a valid first priority Lien on and a first priority perfected security interest in favor of Agent, subject to Permitted Liens, for itself and the benefit of Lenders on the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than Permitted Liens;

(h) This Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject to any bankruptcy, insolvency or other equitable right or limitation;

(i) The Pledged Securities constitute the percentage of the issued and outstanding Equity Interests of each Pledged Entity as set forth in Schedule I; and

(j) No action has been commenced or threatened in writing that would reasonably be expected to prohibit or interfere with the execution and delivery of this Pledge Agreement or the performance or discharge of the obligations, duties, covenants, agreements and liabilities contained herein.

The representations and warranties set forth in this Section 6 shall survive the execution and delivery of this Pledge Agreement.

7.       Covenants. Each Pledgor covenants and agrees that, subject to Section 14 hereof, until the Termination Date (which covenants are in addition to and not in lieu of other applicable provisions of the LSA):

(a) Without Agent’s prior written consent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless in each case otherwise expressly permitted by the LSA or this Pledge Agreement;

(b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Pledge Agreement, including the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

(c) Such Pledgor has and will defend the title to the Pledged Collateral and Agent’s and Lenders’ Liens in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens and will do or cause to be done all things reasonably necessary to preserve and to keep in full force and effect its interest in the Pledged Collateral;

4

(d) Other than in the case of Equity Interests, notes or instruments held in a Securities Account, such Pledgor will, upon obtaining ownership of any additional Pledged Securities, promissory notes or instruments of a Pledged Entity or Equity Interests or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Loan Documents, which Equity Interests, notes or instruments are not already Pledged Collateral, promptly (and in any event within ten (10) days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”) in respect of any such additional Equity Interests, notes or instruments, pursuant to which Pledgor shall pledge to Agent, for itself and the benefit of Lenders, all of such additional Equity Interests, notes and instruments, whereupon Schedule I shall be deemed updated to include such Pledged Collateral. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Pledge Agreement and agrees that all Pledged Securities and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral;

(e) Such Pledgor shall cooperate in all reasonable respects with Agent’s efforts to preserve the Pledged Collateral and to take such actions to preserve the Pledged Collateral as Agent may in good faith direct; and

(f) Such Pledgor consents to the admission of Agent, and its assigns or designees, as a member, partner or stockholder, as applicable, of the Pledged Entity upon Agent’s acquisition of any of the Pledged Securities.

8.       Pledgor’s Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgors in accordance with Section 9(a) hereof:

(a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement, the LSA or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing Agent’s or Lenders’ position or interest in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the LSA) any of the following:

(i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii) the consolidation or merger of a Pledged Entity with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for the granting of Liens in favor of Agent, for itself and the benefit of Lenders;

(iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Equity Interests; or

(v) the alteration of the voting rights with respect to the Equity Interests of a Pledged Entity;

(b) each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Securities and Pledged Indebtedness to the extent not in violation of this Pledge Agreement or the LSA other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Pledge Agreement; and

5

(c) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to each Pledgor in accordance with clause (b) above) and all other distributions in respect of any of the Pledged Securities or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral for its and Lender’s benefit, and shall, if received by such Pledgor, be received in trust for the benefit of Agent and Lenders, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

9.       Defaults and Remedies; Proxy.

(a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and with written notice to Borrower, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent or Lenders may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EFFECTIVE UPON AN EVENT OF DEFAULT THAT REMAINS CONTINUING EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SECURITIES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SECURITIES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SECURITIES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SECURITIES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SECURITIES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

6

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after five (5) days’ notice to the applicable Pledgor.

(c) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect a registration of such Pledged Collateral under the Act or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 9, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any person or entity permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

7

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Pledgors and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(d) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the applicable Pledgor and the Pledged Entity would agree to do so.

(e) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

(f) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Agent and Lenders, that Agent and Lenders shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Each Pledgor hereby waives any right to require the posting of a bond in connection with Agent’s request for equitable relief, including without limitation, specific performance or injunctive relief.

10.       Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the LSA, and the holder of such instrument shall be entitled to the benefits of this Pledge Agreement.

8

11. Termination. Upon the Termination Date, (a) Agent’s Lien on and security interest in the Pledged Collateral shall be automatically terminated without any instrument or performance of any act, and (b) at the request of Borrower, Agent shall, at Borrower's sole cost and expense and without any recourse, representation or warranty, return to Pledgor all Pledged Collateral previously delivered to Agent under this Agreement which has not be transferred as allowed by this Pledge Agreement, the LSA or any of the other Loan Documents, and execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

12. Lien Absolute. All rights of Agent, on behalf of itself and the Lenders, hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the LSA, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner, place or terms of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the LSA, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any Joinder or guaranty, for all or any of the Secured Obligations;

(d) the insolvency of any Loan Party; or

(e) any other action or circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor.

13. Release. Each Pledgor consents and agrees that Agent or Lenders may at any time, or from time to time, in their discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations in accordance with the terms of the Loan Documents; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent or Lenders in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent or Lenders may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the LSA, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Pledge Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on Agent or any Lender’s part shall in any event affect or impair this Pledge Agreement.

9

14.       Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned, and all Pledged Collateral returned to Pledgor shall immediately be re-delivered to Agent and held by Agent in conformity with this Agreement.

15.       Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the LSA.

16.       Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. This Pledge Agreement is to be read, construed and applied together with the LSA and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent and the Pledgors with respect to the matters referred to herein and therein.

17.       No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent or Lenders would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and each Pledgor.

18.       Limitation By Law. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Pledge Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

19.       Successors And Assigns. This Pledge Agreement and all obligations of the Pledgors hereunder shall be binding upon the successors and assigns of each Pledgor (including any debtor-in-possession on behalf of such Pledgor) and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns under the LSA. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the obligations or any portion thereof or interest therein shall in any manner impair the Lien granted hereunder. No Pledgor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Pledge Agreement.

10

20.       Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Pledge Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

21.       Section Titles. The Section titles contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

22.       No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.

23.       Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Pledge Agreement with its counsel.

24.       Choice Of Law, Venue, Jury Trial Waiver.

(a) Governing Law. California law governs this Pledge Agreement without regard to principles of conflicts of law. Each Pledgor and Agent submit to the exclusive jurisdiction of the State and Federal courts in San Mateo County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Secured Obligations, or to enforce a judgment or other court order in favor of Agent. Each Pledgor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Pledgor hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Pledgor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in, or subsequently provided by such party in accordance with, Section 15 of this Pledge Agreement and that service so made shall be deemed completed upon the earlier to occur of a party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

(b) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR AND AGENT WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS PLEDGE AGREEMENT OR ANY CONTEMPLATED TRANSACTION UNDER THIS PLEDGE AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS PLEDGE AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

11

(c) Judicial Reference. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of San Mateo County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in San Mateo County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the San Mateo County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge.

(d) Scope of Authority. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

25.       Additional Pledgors. Additional Pledgors may become party to this Pledge Agreement by the execution and delivery by such Person of a joinder agreement in form and substance satisfactory to Agent and such other documents and deliverables as may be required by Agent. Upon receipt of such items, such Person shall become a “Pledgor” hereunder with the same force and effect as if it were originally a party to this Pledge Agreement and named as a “Pledgor” hereunder. The execution and delivery of such joinder agreement or such other requested deliverables, and the joining of such Person to this Pledge Agreement, shall not require the consent of any other Pledgor hereunder, and the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

[Signature page follows]

12

IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

TEMPO AUTOMATION, INC.

By:	/s/ Ryan Benton
Name: Ryan Benton
Title: Chief Financial Officer

ASPEN ACQUISITION SUB, INC.

By:	/s/ Ryan Benton
Name: Ryan Benton
Title: Secretary

AGENT:

Ocean II PLO LLC
a California limited liability company

By: Structural Capital Management Company II, LP,
a Delaware limited partnership
Its Manager

By: Structural Capital GP, LLC, a Delaware limited liability company Its General Partner

By:	/s/ Lawrence Gross
Name: Lawrence Gross
Title: Managing Member

Exhibit A

PLEDGE AMENDMENT

This Pledge Amendment, dated_________________________ , ___ is delivered pursuant to Section 7(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 6 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and Pledged Securities pledged prior to this Pledge Amendment and as to the promissory notes, instruments and Equity Interests pledged pursuant to this Pledge Amendment. Accompanying this Pledge Amendment are the original Pledged Securities, promissory notes and/or instruments pledged pursuant to this Pledge Agreement.

The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of October 13, 2021, between undersigned, as Pledgor, the other Pledgors signatory thereto and Ocean II PLO LLC (the “Pledge Agreement”) and that the Pledged Securities and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or Equity Interests not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person otherwise used as security for any obligations other than the Secured Obligations.

[NAME OF PLEDGOR]

By:
Name:
Title:

PLEDGED SECURITIES

Name and	Pledged	Equity	Certificate	Number	Percentage	Percentage
Address of Pledgor	Entity	Class	Number(s)	Of Shares, Units, etc.	Ownership of Pledged	of Pledged Company
					Company	Ownership
					(Equity	Pledged
					Class)	(Equity
Class)

PLEDGED INDEBTEDNESS

Pledged Entity	Pledgor	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Accepted:

Ocean II PLO LLC
a California limited liability company

By: Structural Capital Management Company II, LP,
a Delaware limited partnership
Its Manager

By: Structural Capital GP, LLC, a Delaware limited liability company Its General Partner

Name:
Title: Managing Member

Exhibit B

AGREEMENT REGARDING UNCERTIFICATED
INTERESTS

This AGREEMENT REGARDING UNCERTIFICATED INTERESTS (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of ________________ , among [                           ], a [                             ] (the “Pledgor”), Ocean PLO II LLC, a California limited liability company, as Agent (the “Pledgee”), and [                              ], a [                         ] (the “Issuer”) as the issuer of uncertificated Equity Interests (the “Pledged Interests”).

WITNESSETH:

WHEREAS, Pursuant to the Loan and Security Agreement, dated as of October __, 2021 by and among Tempo Automation, Inc., a Delaware corporation (“Borrower”), Agent and the Lender(s) thereto (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “LSA”), the Lender(s) have agreed to make a Term Loan (as defined in the LSA) to Borrower on the terms and conditions set forth in the LSA;

WHEREAS, the Pledgor, in order to secure the payment of the Secured Obligations, has entered into a Pledge Agreement, dated as of October __, 2021, by and between the Pledgor and the Pledgee (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), pursuant to which the Pledgor has pledged to the Pledgee and the other parties signatory thereto and granted a security interest in favor of the Pledgee in all of the right, title and interest of the Pledgor in and to the Pledged Interests; and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Pledged Interests, to vest in the Pledgee control of the Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Capitalized terms used but not defined herein will have the meaning provided in the Pledge Agreement. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Pledged Interests, not to comply with any instructions or orders regarding any or all of the Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2.       The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Pledged Interests has been registered in the books and records of the Issuer.

3.       The Issuer hereby represents and warrants that the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Pledged Interests to the Pledgee does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Pledged Interests.

4.       All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent by the Issuer to the Pledgor in its capacity as a holder of Equity Interests will also be sent to the Pledgee at the following address:

Ocean II PLO LLC

400 Oyster Point Blvd., Suite 229
South San Francisco, CA 94080
Attention: Todd Jaquez-Fissori
Email: todd@structuralcapital.com

5.       Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Pledged Interests and until the Pledgee shall have delivered written notice to the issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6.       Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, e-mail, telecopy, or overnight courier service and all such notices and communications shall, when mailed, e-mailed, telecopied, or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by e-mail or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to Pledgor at: [ ˜ ]

(b)	if to the Pledgee, at the address given in Section 4;

(c)	if to the Issuer, at: [ ˜ ]

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in California are authorized to remain closed.

7.       This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8.       Governing Law; Jurisdiction; Waiver Of Jury Trial.

(a) Governing Law. California law governs this Agreement without regard to principles of conflicts of law. Each Pledgor, Issuer and Pledgee submit to the exclusive jurisdiction of the State and Federal courts in San Mateo County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Pledgee from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Secured Obligations, or to enforce a judgment or other court order in favor of Pledgee. Each Pledgor, Issuer and Pledgee expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Pledgor, Issuer and Pledgee hereby waive any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Pledgor, Issuer and Pledgee hereby waive personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in, or subsequently provided by such party in accordance with, Section 6 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of a party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

(b) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR, ISSUER AND PLEDGEE WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION UNDER OR RELATED TO THIS AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(c)  Judicial Reference. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of San Mateo County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in San Mateo County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the San Mateo County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge.

(d)  Scope of Authority. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

9.       Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

10.      No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.      Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGOR]

By:
Name:
Title:

Ocean II PLO LLC
a California limited liability company

By: Structural Capital Management Company II, LP,
a Delaware limited partnership
Its Manager

By: Structural Capital GP, LLC,
a Delaware limited liability company Its General Partner

Name:
Title: Managing Member

[ISSUER]

By:
Name:
Title: